Exhibit 10.2

SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SHARES DESCRIBED HEREIN.

THE ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Liberator, Inc.

2745 Bankers Industrial Drive

Atlanta, GA 30360

Gentlemen:

The undersigned understands that Liberator, Inc., a Florida corporation (the “Company”), is offering for sale up to 2,850,000 Shares of its Common Stock, $.01 par value per share (the “Shares”) at a price of $0.10 per share of common stock. This offering is made pursuant to a Private Placement Term Sheet (the "Term Sheet") dated April 19, 2012, and the Offering Documents, as that term is described in the Term Sheet. The undersigned further understands that the issuance of the Shares is part of a private offering by the Company (the “Offering”) that is being made without registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), and is being made only to “Accredited Investors” (as defined in Rule 501 of Regulation D under the Securities Act).

Section 1.                  Subscription. Subject to the terms and conditions hereof and the provisions of the Term Sheet, the undersigned hereby irrevocably subscribes the Shares in the amount set forth on the Signature Page hereto, which amount is payable as described in Section 4 hereof. The undersigned acknowledges that the Shares, if issued by the Company, will be subject to restrictions on transfer as further set forth in this Subscription Agreement (the “Agreement”).

Section 2.                  Acceptance of Subscription and Issuance of Shares. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and the Shares may be allocated among subscribers. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue the Shares to any person who is a resident of a jurisdiction in which the issuance of the Shares to him would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

Section 3.                  The Closing. Promptly after receiving the subscriptions for the minimum number of Shares as set forth in the Term Sheet, the closings of the issuance of the Shares (the “Closing”) shall take place at the offices of Liberator, Inc. or at such other time and place as the Company shall designate by notice to the undersigned.

Section 4.                  Payment for Shares. Payment for the Shares shall be sent to Continental Stock Transfer and Trust Company, the escrow agent, by the undersigned in the form of wire transfer of immediately available funds at or prior to the Closing, in an amount as set forth on the Signature Page hereto. The Company and/or its Transfer Agent shall deliver the Shares, issued by the Company, to the undersigned within three (3) business days of the Closing.

Section 5.                  Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company and each officer, director, and agent of the Company that:

5.1              General.

(a)                The undersigned has all requisite authority to enter into this Agreement and to perform all the obligations required to be performed by the undersigned hereunder.

(b)               The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring an interest in the Shares as an agent or otherwise for any other person.

5.2              Information Concerning the Company.

(a)                The undersigned has received a copy of the Offering Documents. The undersigned has not received any other offering literature and has relied solely only upon the information contained within such documents in deciding whether to subscribe for the Shares.

(b)               The undersigned is aware that the Company has a limited operating history and is familiar with the business and financial condition, properties, operations and prospects of the Company, all as generally described in the Offering Documents. The undersigned has been given the opportunity to obtain any information necessary to verify the accuracy of the information set forth in the Offering Documents and has been furnished all such information so requested.

(c)                The undersigned understands that, unless he notifies the Company in writing to the contrary at or before the Closing, all the undersigned’s representations, warranties and acknowledgements contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(d)               The undersigned understands that the investment in the Company through the Shares involves various risks as outlined in the Offering Documents.

(e) The undersigned understands that no federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness or advisability of this investment.

(f) The undersigned acknowledges that neither the Company nor any other person offered to sell the Shares to it by means of any form of general advertising, such as media advertising or seminars.

(g) The undersigned acknowledges that the Company has the right, in its sole and absolute discretion, to abandon this Offering at any time prior to the Closing and to return the previously paid subscription amount as set forth on the Signature Page hereto without interest or penalty thereon, to the undersigned.

(h) The undersigned has not used any person as a “Purchaser Representative” with the meaning of Regulation D of the Securities Act to represent it in determining whether it should purchase the Shares.

(i) The undersigned has sufficient knowledge and experience in financial, business and commercial matters to be capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto. In this regard, the undersigned is not acquiring the Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Shares but rather upon the undersigned's examination and judgment as to the prospects of the Company.

(j) The undersigned has consulted with the undersigned’s attorney, financial advisors and others regarding all financial, securities and tax aspects of the proposed investment, and that said advisors have reviewed all Offering Documents on the undersigned’s behalf.

(k) Disclosure; Access to Information. The Investor has received all documents, records, books and other publicly available information pertaining to the Investor’s investment in the Company as the Investor has requested. The Company has attached as Appendix A its Form 10-K filed with the SEC on October 12, 2011, its Form 10-Q filed with the SEC on February 14, 2012, and Form 10-Q filed with the SEC on November 17, 2011, and various Form 8-K’s. The Company has attached as Appendix B a Risk Disclosure Statement dated April 19, 2012. The Investor acknowledges that the Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has been afforded the opportunity to review copies of all SEC Documents deemed relevant by the Investor and the investor acknowledges that such information can be accessed through the SEC website at www.sec.gov.

(l) The undersigned acknowledges the conflicts of interest disclosed in the Term Sheet. As a result there may be a conflict of interest between the undersigned and the Placement Agent and the undersigned hereby waives any claim for conflict of interest against the Placement Agent.

5.3              Status of Undersigned.

(a)                The undersigned has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks of an investment in the Company through the Shares.

(b)               The undersigned is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the issued of the Shares. The undersigned acknowledges that he has completed the Questionnaire contained in Appendix C and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof.

5.4              Restrictions on Transfer or Sale of Securities.

(a)                The undersigned is being issued the Shares (the securities represented thereby being referred to herein as the “Securities”) solely for his own beneficial account, for investment purposes, and not with a view to, or for, resale in connection with any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(b)               The undersigned understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the “Commission”) provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register the Securities, except for certain registration rights as set forth in Section 8 below, or to take action so as to assist sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission’s rules, the undersigned may dispose of the Securities principally only in “private transactions” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. As a consequence, the undersigned understands that he must bear the economic risks of the investment in the Securities for an indefinite period of time.

(c)                The undersigned understands that a limited public market exists for the Common Stock of the Company and a more significant public market may never develop.

(d)               The undersigned agrees: (A) that he will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares, as applicable, under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificate(s) for the Shares may bear a legend making reference to the foregoing restrictions; and (C) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of such shares except upon compliance with the foregoing restrictions.

(e)                The undersigned has not offered or sold any portion of the Shares with others nor has entered into an agreement reselling or otherwise disposing of any portion of the Shares.

Section 6.                  Representations, Warranties and Covenants of the Company.

As a material inducement of the Subscribers to enter into this Subscription Agreement and subscribe for the Securities, the Company represents and warrants to the Subscriber, as of the date hereof, as follows:

(a)	Organization and Standing. The Company is a duly organized corporation, validly existing and in good standing under the laws of the State of Florida, has full power to carry on its business as and where such business is now being conducted and to own, lease and operate the properties and assets now owned or operated by it and is duly qualified to do business and is in good standing in each jurisdiction where the conduct of its business or the ownership of its properties requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect on the Company. “Material Adverse Effect” means any circumstance, change in, or effect on the Company that, individually or in the aggregate with any other similar circumstances, changes in, or effects on, the Company taken as a whole: (i) is, or is reasonably expected to be, materially adverse to the business, operations, assets, liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of the Company taken as a whole, or (ii) is reasonably expected to adversely affect the ability of the Company to operate or conduct the Company’s business in the manner in which it is currently operated or conducted or proposed to be operated or conducted by the Company; provided, however, that none of the following shall be deemed in and of themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: (i) any change, event, state of facts or development generally affecting the general political, economic or business conditions of the United States; (ii) any change, event, state of facts or development generally affecting the sexual health and wellness industry; (iii) any change, event, state of facts or development arising from or relating to compliance with the terms of this Subscription Agreement; (iv) acts of war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, sabotage or terrorism or other international or national calamity or any material worsening of such conditions; (v) changes in laws or Generally Accepted Accounting Principles after date hereof or interpretation thereof; or (vi) any matter set forth in the Offering Documents or the Schedules or Exhibits thereto.

(b) Subsidiaries. Except for One Up Innovations, Inc. and Foam Labs, Inc., as of the date herein, the Company does not own or control any subsidiaries. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(c)	Authority. The execution, delivery and performance of this Subscription Agreement and the Offering Documents by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company. Each of the documents contained in the Offering Documents has been (or upon delivery will be) duly executed by the Company is or, when delivered in accordance with the terms hereof, will constitute, assuming due authorization, execution and delivery by each of the parties thereto, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(d)	No Conflict. The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby do not (i) violate or conflict with the Company’s Certificate of Incorporation, By-laws or other organizational documents, (ii) conflict with or result (with the lapse of time or giving of notice or both) in a material breach or default under any material agreement or instrument to which the Company is a party or by which the Company is otherwise bound, or (iii) violate any order, judgment, law, statute, rule or regulation applicable to the Company, except where such violation, conflict or breach would not have a Material Adverse Effect on the Company. This Subscription Agreement when executed by the Company will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms (except as may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws and equitable principles relating to or limiting creditors’ rights generally).

(e)	Authorization. Issuance of the Securities to Subscriber has been duly authorized by all necessary corporate actions of the Company.

(f)	Litigation and Other Proceedings. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened against the Company at law or in equity before or by any court or Federal, state, municipal or their governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which could materially adversely affect the Company. The Company is not subject to any continuing order, writ, injunction or decree of any court or agency against it which would have a material adverse effect on the Company.

(g)	Use of Proceeds. The proceeds of this Offering and sale of the Securities, net of payment of placement expenses, will be used by the Company for working capital and general corporate purposes.

(h)	Consents/Approvals. No consents, filings (other than Federal and state securities filings relating to the issuance of the Securities pursuant to applicable exemptions from registration, which the Company hereby undertakes to make in a timely fashion), authorizations or other actions of any governmental authority are required to be obtained or made by the Company for the Company’s execution, delivery and performance of this Subscription Agreement which have not already been obtained or made or will be made in a timely manner following the initial Closing.

(i)	No Commissions. The Company has not incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby other than those fees payable to the Placement Agent pursuant to that certain Engagement Letter dated April 12, 2012.

(j)	Capitalization. A capitalization table illustrating the authorized and outstanding capital stock of the Company as of the date hereof is attached as Schedule 5(j). All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in the Offering Documents and except for Securities issued in the Offering (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (iv) except for its obligations under Section 4 of this Agreement, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Act, (v) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries, and (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Securities as described in this Subscription Agreement.
(k)	Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its businesses as now conducted. The Company does not have any knowledge of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(l)	Disclosure. No representation or warranty by the Company in this Subscription Agreement, the Offering Documents, nor in any certificate, Schedule or Exhibit delivered or to be delivered pursuant to this Subscription Agreement or the Offering Documents: contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading. To the knowledge of the Company at the time of the execution of this Subscription Agreement and at each Closing, there is no information concerning the Company which has not heretofore been disclosed to the Subscribers that would have a Material Adverse Effect.

(m)	Title. With the exception of a $750,000 asset based line of credit (as further described in the Notes to Consolidated Financial Statements – Note K-Line of Credit, set forth in the Form 10k annexed as Appendix A), the Company has good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects.
(n)	Tax Status. The Company has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and all such returns, reports and declarations are true, correct and accurate in all material respects. The Company has paid all taxes and other governmental assessments and charges, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, for which adequate reserves have been established, in accordance with generally accepted accounting principles (“GAAP”).

(o)	Compliance with Laws. The business of the Company has been and is presently being conducted so as to comply with all applicable material federal, state and local governmental laws, rules, regulations and ordinances.

(p)	Restrictions on Business Activities. There is no judgment, order, decree, writ or injunction binding upon the Company or any subsidiary or, to the knowledge of the Company or any subsidiary, threatened that has or could prohibit or impair the conduct of their respective businesses as currently conducted or any business practice of the Company or any subsidiary, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

(r)	Issuances. The Company’s common stock will be validly issued, fully paid and nonassessable.

(s)	USA PATRIOT Act and Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into Law October 26, 2001) (the “USA PATRIOT Act”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company or any of its Subsidiaries with respect to the Money Laundering Laws or USA PATRIOT Act is pending or, to the best knowledge of the Company, threatened.

Section 7.                  Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for that portion of the Shares specified in the Signature Page hereto and of the Company to issue the Shares are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (i) the representations and warranties of the undersigned contained in Section 5 hereof, shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing; and (ii) the undersigned shall complete, execute and deliver this Agreement and all documents contemplated hereby and provided for herein.

Section 8.                  Legend. Any certificate for the Shares, if issued, will be imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE ISSUER OF SUCH SECURITIES RECEIVES AN OPINION OF COUNSEL TO THE ISSUER OR HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY ACCEPTABLE TO THE ISSUER, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

Section 9.                  Registration Rights.

9.1              Subject to the terms of this Section 8, if the Company decides to register any shares of Common Stock, other than on a Form S-4 or Form S-8 relating to securities to be issued in connection with any acquisition of any entity or equity securities issuable in connection with a stock option plan or other employee benefit plan, the Company shall: (a) promptly give Investors written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws), and (b) include, subject to Section 9.2 below, in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Common Stock specified in a written request delivered to the Company by the Investors within twenty (20) days after delivery of such written notice from the Company.

9.2              In connection with any offering involving an underwriting of shares of the Common Stock, the Company shall not be required under this Section to include any of the Investors’ shares of Common Stock in such underwriting unless the Investor accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine, in their sole discretion, will not jeopardize the success of the offering by the Company.

Section 10. Waiver; Amendment. Neither this Agreement nor any provisions hereof shall be modified, amended, discharged or terminated except by an instrument in writing, signed by the party against whom any modification, amendment, discharge or termination is sought. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same on any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

Section 11. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company (except to a subsidiary or parent entity of the Company) or the undersigned without the prior written consent of the other party.

Section 12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER DETERMINED, IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (AS PERMITTED BY SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION) WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF NEW YORK TO THE RIGHTS AND DUTIES OF THE PARTIES; PROVIDED, HOWEVER, THAT ALL LAWS PERTAINING OR RELATING TO CORPORATE GOVERNANCE OF THE COMPANY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF GEORGIA TO THE CORPORATE GOVERNANCE OF THE COMPANY.

Section 13. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 14. Counterparts/Facsimile Execution. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. In addition, this Agreement may be executed by facsimile, and each copy shall be deemed an original for all purposes.

Section 15. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

15.1 If to the Company, to it at the following address:

Liberator, Inc.

2745 Bankers Industrial Drive

Atlanta, GA 30360

Attention: Louis Friedman

President

15.2 If to the undersigned, to him at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

Section 16. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

Section 17. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of the subscription by the Company, (ii) changes in the transactions, documents and instruments described in the Term Sheet which are not material or which are to the benefit of the undersigned, and (iii) the death or disability of the undersigned.

Section 18. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing pursuant to this Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Agreement to be false or incorrect.

Section 19. Entire Agreement. This Agreement, including Appendix A and B attached hereto, supersede all prior discussions and agreements among the parties hereto with respect to the subject matter hereof and thereof and contain the sole and entire agreement among the parties hereto with respect to the subject matter hereof and thereof.

Section 20. Expenses; Attorneys Fees. Except as otherwise expressly set forth herein, each party shall pay all expenses incurred by it or on its behalf in connection with this Agreement or any transaction contemplated hereby.

Section 21. Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

Section 21. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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Liberator Inc.

Subscription Agreement Signature Page

Principal Amount of Investment : $____________________

Number of Shares subscribed : ____________________

(i.e. Principal Amount of investment divided by $.10 per share)

_________________________________ _________________________________

Subscriber Name (print or type name) Subscriber Name (print or type name)

(only if joint subscription)

Subscriber’s Address: ___________________________________

___________________________________

_________________________________ _________________________________

Signature Signature (if joint subscription)

Title (if applicable):_________________

Subscriber’s Social Security Number or Tax ID# : ____________________________

Registration for the investment (how I want the investment titled):

____________________________________________________

If Joint Ownership, check one (all parties must sign above):

( ) Joint Tenants with ( ) Tenants in Common ( ) Community Property

Right of Survivorship

If Fiduciary or Corporation, check one:

( ) Trust ( ) Estate ( ) Power of Attorney ( ) Corporation

The Company has accepted this subscription this day of , 2012.

LIBERATOR, INC.

By: _____________________________

Louis Friedman, CEO

Wire Instructions: INSTRUCTIONS FOR WIRE TRANSFER

To: JP Morgan Chase

270 Park Avenue, 41st Floor

New York, NY 10005

Account Name: CST&T AAF Liberator

Acct. No.: 530-156725

ABA No.: 021000021

Swift Code: CHASUS33